SCUDDER

Scudder Value Fund

Supplement to Prospectus
Dated February 1, 1999

The following text replaces the first three paragraphs under the section entitled "Fund Summary -- Investment objective and principal strategies" on page 1 of the fund's prospectus:

Value Fund seeks to provide long-term growth of capital through investment in undervalued equity securities. The fund invests primarily in the stock of larger, established U.S. companies that the fund's portfolio management team believes are undervalued in the marketplace.

Stocks trade at a discount for many reasons. Typically, these companies, or their industries, have fallen out of favor with investors because of such things as earnings disappointments, negative industry or economic events, or investor skepticism. As a result, their stock prices may not accurately reflect their long-term business potential. Accordingly, the prices of these stocks may rise as business fundamentals improve or as investor perceptions change. For example, stock prices are often affected beneficially when a company's earnings exceed general expectations or when investors begin to appreciate the full extent of a company's business potential.

The following text replaces the section entitled "Principal Risks -- Value Investing Risk" on page 2 of the fund's prospectus:

Value Investing Risk. The determination that a stock is undervalued is subjective; the market may not agree, and a stock's price may not rise to what the investment manager believes is its full value. It may even decrease in value.

The following text replaces the section entitled "About the Fund -- Principal strategies and investments" on pages 4 and 5 of the fund's prospectus:

The fund invests at least 80% of its assets in equity securities, primarily common stocks of larger established domestic companies with market capitalizations of at least $1 billion. The investment manager uses in-depth fundamental and quantitative research to identify companies that are currently undervalued in relation to future business prospects.

The portfolio management team uses a proprietary computer model to rank the 1000 stocks that comprise the Russell 1000 Index -- a widely used large stock

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universe  --  based on their  relative  valuations.  A  company's  valuation  is measured by comparing its stock price to its business fundamentals, such as sales, earnings or book value. The portfolio management team focuses on the stocks with the lowest valuations, which are further analyzed and rated using fundamental research, such as an examination of a company's historical earnings patterns, sales growth and profit margins in order to assess the likelihood of a rebound in the stock price if a company's business fundamentals improve or market conditions change.

In an effort to manage the risk exposure of the fund, the portfolio management team then assesses the expected volatility of the fund and the potential impact the most promising of the stocks may have on the fund's risk level. Based on this information, the fund's portfolio management team selects approximately 60-90 stocks that it believes offer the greatest potential for attractive long-term gains.

The fund typically sells a stock when its price is no longer considered to be a value, it is less likely to benefit from the current market or economic environment, it experiences deteriorating fundamentals or its price performance falls short of the portfolio management team's expectations.

For temporary defensive purposes, the fund may invest without limit in cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about these and other investments and strategies of the fund is provided in the Statement of Additional Information. Of course, there can be no guarantee that, by following this investment strategy, the fund will achieve its objective.

The following text replaces the section entitled "About the Fund -- Additional principal risks" on page 5 of the fund's prospectus:

Equity investing risk. An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the fund participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing

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company,  investors'  perceptions of the company or the overall stock market and general economic or financial market movements.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting a fund's real return.

The following information replaces the disclosure concerning the fund's Lead Manager in the "Portfolio management" section on page 7 of the fund's prospectus:

Lois Friedman Roman is the Lead Manager for the Scudder Value Fund. Ms. Roman joined the team of the fund in 1999, and joined Scudder Kemper in 1994 as an equity analyst. Prior to joining the Adviser, she was an analyst for an unaffiliated investment management firm for three years. She has ten years of investment experience as an equity analyst.

The following information replaces the disclosure concerning the fund's Manager in the "Portfolio management" section on page 7 of the fund's prospectus:

Kathleen T. Millard is a Manager for the Scudder Value Fund. Ms. Millard joined the team of the fund in 1999, and joined Scudder Kemper in 1991 as a portfolio manager. She has 15 years of investment experience and has been a portfolio manager since 1986.


June 30, 1999